UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: October 28, 2018

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

Dala Petroleum Corp.

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Transition Report for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission on or about June 29, 2018, and which is incorporated herein by reference and can be accessed by Hyperlink in Item 9.01 below (the “10-K Transition Report”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and our wholly-owned subsidiary, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”).

CAUTIONARY STATEMENTS

We have a limited public float of our outstanding common stock, and there has been no established trading market in our common stock during the past four years.  See the caption “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of Part II, Item 5 of our 10-K Transition Report.  These factors may result in uncertainty and volatility in the trading price of our common stock that may not have any relation to our current or future prospects.  On or about September 29, 2017, our Application for continued quotation of our common stock on the OTC Markets Group OTCQB Tier (respectively, the “OTC Markets” and the “OTCQB Tier”) was not approved because of our limited public float and the high concentration of the ownership of our common stock in one entity at that time, among other potential reasons. With the December 18, 2017, closing of our KonaTel Nevada Merger (see the applicable 8-K Current Reports in Item 9.01 below that are incorporated herein by reference and that can be accessed by Hyperlink), the percentage of a majority of the ownership of our common stock in a limited number of holders has increased, with an aggregate of 26,749,000 shares (includes 1,199,000 shares underlying vested options that can be exercised within 60 days of the date of this Current Report) being deemed to be beneficially owned by D. Sean McEwen, our Chairman, CEO, President and a director, 13,500,000 shares of direct ownership and 749,000 shares underlying personally owned vested options, and 12,225,000 shares (includes 250,000 shares underlying vested options owned by others) of indirect ownership under a Shareholder Voting Agreement executed and delivered at the Effective Time of the KonaTel Nevada Merger, or December 14, 2017.  The Shareholder Voting Agreement has a two (2) year term. Based up on the present number of outstanding shares of our common stock of 34,141,286 shares, which includes all 1,199,000 shares underlying vested options that can be exercised within 60 days of the date of this Current Report, Mr. McEwen is currently the beneficial owner of approximately 78.3% of our outstanding shares.  See the caption “Security Ownership of Certain Beneficial Owners and Management” of Part III, Item 12 of our 10-K Transition Report referenced in Item 9.01 for additional information on these computations.  No further Application could have been made by us with the OTC Markets for further consideration of quotations of our common stock on the OCTQB Tier until on or about March 31, 2018, and no determination by management has been made as to whether any such Application will be filed in the near future.  Our common stock is currently quoted on the OTC Markets OTC Pink Tier (the “OTC Pink Tier”) under the trading symbol “KTEL.”

The information contained in this Current Report responds to the following items of Form 8-K:

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2018, Dennis E. Miller, an independent director, resigned for personal reasons, and we appointed Jeffrey Pearl as new independent director, effective October 28, 2018.

Mr. Pearl is 54 years of age and brings more than 30 years of Telecommunications/Cloud Service Provider experience to our Board of Directors. Jeffrey has experience in both the start up environment as well as working inside of some of the larger incumbent players, both privately-held as well as publicly traded companies. This experience will assist us in building out our go to market strategy, focusing both on direct sales as well as the alternative channels of distribution. His extensive sales and marketing experience, knowledge of the marketplace and personal connections in the industry are valuable to us at this stage and throughout our evolution.

Jeffrey currently is involved in running three companies:

He is currently CEO and Co-founder of OTG Consulting, which was founded May 2016. OTG Consulting is a Sales Agency formed by a group of industry leaders in order to fill a gap in the marketplace. The group assists executives of SMB and Enterprise businesses as they make the move to cloud based services. OTG Consulting works with most Carriers and service providers delivering solutions for voice and data Communications, Internet, hosting, managed services and other cloud offerings.

He also consults under PearlCom, a consulting practice Focusing on telecom companies and Service Providers which was founded in January 2016. PearlCom offers strategic advice, providing direction on sales management, technology implementation, product pricing and Positioning, bringing his 30 plus years of experience to the table, accelerating time lines and creating efficiencies.

Jeffrey also co-founded Secure View, where he is Chief Revenue Officer and Partner, which was founded in December, 2016. Secure View is focused on delivering  “best in class” unified IP-based security solutions.  Its systems are designed to be more accessible and simple to use allowing customers to feel that their security needs are 100% covered providing peace of mind allowing them to focus elsewhere in their business. Secure View offers the experience, knowledge and technical understanding coupled with relationships with the players/partners needed to move security systems to the cloud.

Prior to starting and running these three companies, Jeffrey worked at Broadsoft (recently acquired by Cisco) July 2013 to May 2016, where he successfully ran North America Carrier Sales. In this role he cultivated strong relationships with C-Level executives within the major Telcos and Service Providers utilizing BroadSoft in the US. Under his guidance, his organization also pursued new relationships with start ups and providers not utilizing BroadSoft. After successfully fulfilling those duties, Jeffrey was next tasked with starting an entirely new division: Channel Acceleration, focusing on some of the largest customers in and outside the US. In this role, Jeffrey and his teams engaged with executives and sales organizations to productively assist in accelerating their efforts around “Go to Market” strategies, sales training and sales assistance in the area of Hosted VoIP and SIP Trunking services. Prior to Broadsoft Jeffrey successfully started, operated and sold two VoIP companies.

As part of his designation as director, he will receive a monthly cash payment of $2,000; and a quarterly stock option grant of 25,000 shares of our common stock, with the shares vesting on the date of the grant and being valued at 110% of the fair market value or the closing price of our common stock on the date of the grant ($0.45 times 110% = $0.495 per share).

Item 9.01 Financial Statements and Exhibits.

 (d)

Exhibits

Exhibits incorporated by reference:

10-K Transition Report for the year ended December 31, 2017, and filed with the SEC on June 29, 2018.

8-KA-2 Current Report dated November 15, 2017, and filed with the SEC on April 17, 2018 (the “KonaTel Nevada Merger” [audited financial statements of KonaTel Nevada for the years ended December 31, 2016, and 2017, reviewed financial statements for the nine month period ended September 30, 2017, and unaudited pro forma condensed combined balance sheets and income statements and related footnotes as of September 30, 2017, which assumed the closing of the KonaTel Nevada Merger at September 30, 2017]).

8-KA-1 Current Report dated November 15, 2017, and filed with the SEC on December 20, 2017 (the “KonaTel Nevada Merger” [Agreement and Plan of Merger]).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: October 29, 2018	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director

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